Exhibit 10.18

AMENDMENT NO. 3 TO

COLLABORATION AGREEMENT

This Amendment No. 3 to COLLABORATION AGREEMENT (“Third Amendment”) is entered into as of March 24, 2016 (the “Third Amendment Date”), by and between Santen Pharmaceutical Co., Ltd., a corporation organized under the laws of Japan, with offices at 4-20, Ofukacho, Kita-ku3, Osaka 530-8552 Japan (“SANTEN”), and Clearside Biomedical, Inc., a corporation organized under the laws of Delaware, with offices at 1220 Old Alpharetta Rd., Suite 300, Alpharetta, GA 30005 (“Clearside”). SANTEN and Clearside are herein sometimes referred to collectively as the “Parties” and individually as “Party.”

Background

SANTEN and Clearside are parties to a Collaboration Agreement (the “Original Agreement”) dated January 31, 2013 (the “Effective Date”), as amended by Amendment No. 1 dated April 29, 2014 and Amendment No. 2 dated April 30, 2015 (as amended, the “Collaboration Agreement”).

Pursuant to the Collaboration Agreement, the Parties have conducted preliminary studies involving the use of Clearside Technology with certain SANTEN Compounds.

The Parties have determined that the results of preliminary studies warrant additional research and development and, accordingly, the Parties desire to amend the Collaboration Agreement in order to facilitate such additional work.

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Collaboration Agreement as follows:

A.	Section 1.3 shall be amended to read as follows:

“1.3 SANTEN Responsibilities. SANTEN shall provide to the CRO, at no cost to Clearside, sufficient quantities of each SANTEN Compound to conduct the Feasibility Study. In addition, SANTEN shall be responsible for the performance of any bioanalytical testing under the Feasibility Studies. Further, in the Feasibility Study for [***], notwithstanding Section 1.2, SANTEN shall have responsibility for (i) contracting with a CRO selected by SANTEN and reasonably acceptable to Clearside to conduct injectability testing, drug property improvement, animal housing, animal injection, and animal monitoring and testing under non-GLP conditions, all in accordance with the applicable Feasibility Study, (ii) using diligent efforts to ensure that such Feasibility Study is conducted by the CRO in compliance with all requirements of applicable laws and regulations, (iii) receiving the Study Result of the Feasibility Study from the CRO and (iii) providing a copy thereof to Clearside together with a summary report prepared by Santen evaluating the Study Results within one (1) month of the completion of such Feasibility Study.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B.	Section 5.3(b) shall be amended to read as follows:

“(b) SANTEN may exercise the Product Option with respect to each SANTEN Compound until six (6) months after delivery of the applicable Study Results by Clearside under Section 1.2(c) or by SANTEN under Section 1.3, provided, however, that all Product Options shall expire no later than June 30, 2016. Notwithstanding the foregoing, should the delivery of Study Results to SANTEN with respect to [***], be delayed beyond April 30, 2016 due to no fault of SANTEN, then the expiration date of such Product Option shall be extended by the duration of such delay.”

C.	The Appendix A to the Amendment No. 2 dated April 30, 2015 (Feasibility Study Work Plan) shall be amended and replaced by the Appendix A to this Third Amendment.

D.	Except as expressly set forth in this Third Amendment, the Collaboration Agreement shall remain in full force and effect. All capitalized terms used and not defined in this Amendment shall have the meaning given in the Collaboration Agreement. This Third Amendment may be executed in any number of counterparts with the same effect as if the Parties hereto had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the Parties hereto, notwithstanding that the Parties hereto are not signatories to the same counterpart. A fax transcribed copy, pdf (or similar format) or photocopy of this Amendment executed by a Party hereto in counterpart will constitute a properly executed, delivered and binding agreement or counterpart of the executing Party.

IN WITNESS WHEREOF, the Parties have executed this Third Amendment by their duly authorized representatives as of the date and year first written above.

CLEARSIDE BIOMEDICAL, INC.		SANTEN PHARMACEUTICAL CO., LTD.

By:	/s/ Daniel H. White	By:	/s/ Naveed Shams

Name:	Daniel H. White	Name:	Naveed Shams

Title:	President & CEO	Title:	Senior Corporate Officer
Chief Scientific Officer
Head of R&D Division

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix A

Feasibility Study Work Plan

Background

1.	This collaboration started to evaluate our two compounds ([***]) in January 2013.

2.	Major findings are following:

a.	[***] clinical formulation (probably PEG) was not tolerable following SCS injection.

b.	Suspensions of [***] were tolerable, but not pharmacologically active in a rabbit hyperpermeability model.

c.	Suspensions of a [***] were tolerable and pharmacologically active in a pig uveitis model.

d.	Several sustained release platform (placebo) formulations were tested and three potential formulations have been identified.

Objectives for further collaboration

To explore further possibilities to develop new formulations for suprachoroidal injections of [***] and anti-glaucoma agents, we will extend the current collaborations to achieve the followings:

1.	To identify a potential candidate formulation for clinical development by determining biological activities of [***] for suprachoroidal injection

2.	To explore a possibility to create sustained release formulations for suprachoroidal injection of anti-glaucoma agents such as [***] by determining their tolerability, pharmacokinetic profiles and biological activities.

Candidate Compounds

Santen Compounds identified as of the Effective Date:

[***]

Santen Compounds identified as of the Effective Date:

[***]

Santen Compounds to be identified during the Term of the Agreement:

Anti-glaucoma compounds are the class of prostaglandins

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Work Plan

1.	[***]

Target Product Profile (TPP)

•	Target disease: wet Age-related Macular Degeneration (wAMD)

•	Every three-month injection into suprachoroidal space or longer

•	Superior efficacy to that for [***] intravitreal injection

•	Non-inferior safety or superior to that for [***] intravitreal injection

Planned studies

•	Ocular pharmacological study in laser-induced monkey Choroidal Neovascularization model

Status Update:

•	[***]

2.	[***]

Target Product Profile (TPP): To be discussed during the term of the agreement

•	Target disease: Non-infectious uveitis

•	Every two-month or longer injection into suprachoroidal space

•	Superior efficacy to that for triamcinolone intravitreal injection

•	Non-inferior safety or superior to that of Triamcinolone acetonide intravitreal injection

Planned studies

•	Formulation study with suspension or sustained release formulations

•	Ocular tolerability study in rabbits

•	Ocular pharmacokinetic study in rabbits

•	Ocular pharmacological study in a pig EIU model

Status Update:

•	[***]

3.	Anti-glaucoma compounds [***]

Target Product Profile (TPP): To be discussed during the term of the agreement

•	Target disease: Glaucoma

•	Every three-month injection into suprachoroidal space or longer

•	Non-inferior efficacy compared to Xalatan® eye drop

•	Non-inferior efficacy compared to Xalatan® eye drop or Santen compounds

Planned studies

•	Ocular pharmacological study in a dog model

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Status Update:

•	A rabbit ocular tolerability study evaluating latanoprost in an emulsion formulation was conducted by Covance. [***]

•	A pharmacodynamics dog model study is ongoing at Covance to compare single SCS injection of latanoprost with daily Xalatan® eye drops.

•	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.